Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class,
and Service Class 2
Freedom Funds
April 5, 2009
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any VIP Freedom Fund and modify the selection of underlying Fidelity funds for any VIP Freedom Fund from time to time. VIP Emerging Markets Portfolio is has been added as an underlying fund for each VIP Freedom Fund.

The following information replaces the similar information for VIP Freedom 2035 Fund found under the heading "Principal Investment Strategies" on page 3.

  Investing in a combination of underlying Fidelity® Variable Insurance Products (VIP) domestic equity funds, international equity funds, bond funds, and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2035.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 15% in domestic equity funds, 5% in international equity funds, 40% in bond funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2035).

The following information replaces the similar information for VIP Freedom 2040 Fund found under the heading "Principal Investment Strategies" on page 3.

  Investing in a combination of underlying Fidelity VIP domestic equity funds, international equity funds, bond funds, and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2040.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 15% in domestic equity funds, 5% in international equity funds, 40% in bond funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2040).

The following information replaces the similar information for VIP Freedom 2045 Fund found under the heading "Principal Investment Strategies" on page 4.

  Investing in a combination of underlying Fidelity VIP domestic equity funds, international equity funds, bond funds, and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2045.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 15% in domestic equity funds, 5% in international equity funds, 40% in bond funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2045).

The following information replaces the similar information for VIP Freedom 2050 Fund found under the heading "Principal Investment Strategies" on page 4.

  Investing in a combination of underlying Fidelity VIP domestic equity funds, international equity funds, bond funds, and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2050.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 15% in domestic equity funds, 5% in international equity funds, 40% in bond funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2050).

VIPFF08-10-01 March 1, 2010
1.902371.101

The following information replaces the similar information found under the heading "Principal Investment Strategies" on page 7.

Strategic Advisers®, Inc. (Strategic Advisers) invests each VIP Freedom Fund's assets in a combination of Fidelity VIP funds: domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity funds). The VIP Freedom Funds differ primarily due to their asset allocations among these fund types. Because each VIP Freedom Fund allocates its assets among the underlying Fidelity fund types rather than the actual holdings of the underlying Fidelity funds, each VIP Freedom Fund may have greater exposure to an asset class to the extent an underlying Fidelity fund invests in other asset classes. The target asset allocation strategy for each VIP Freedom Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative.

Strategic Advisers allocates the assets of each VIP Freedom Fund with a target retirement date (VIP Freedom 2035, VIP Freedom 2040, VIP Freedom 2045, and VIP Freedom 2050) among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund's name refers to the approximate retirement year of the investors for whom the fund's asset allocation strategy is designed. For example, VIP Freedom 2050, which is designed for investors planning to retire around the year 2050, has a relatively aggressive target asset allocation, with a substantial portion of its assets invested in domestic equity funds, international equity funds and a modest portion of its assets invested in bond funds. By contrast, VIP Freedom 2035, whose target retirement year is approximately twenty-five years away, has a slightly more conservative target asset allocation with a slightly smaller portion of its assets invested in domestic equity funds and international equity funds and a modest portion of its assets invested in bond funds and short-term funds.

The following information supplements the information found under the heading "Description of Underlying Funds" beginning on page 8.

VIP Emerging Markets Portfolio seeks capital appreciation.

Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, countries in the MSCI® EM (Emerging Markets) Index and Hong Kong are considered to be emerging. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different emerging market countries.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces the similar information found under the heading "Principal Investment Risks" beginning on page 12.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

The following information replaces the similar information found in the "Fund Management" section on page 16.

The basis for the Board of Trustees approving the management contract and administration agreement for each fund is available in the funds' annual report for the fiscal period ended December 31, 2009.